SCM Trust

Supplement to Prospectus dated May 1, 2018

Shelton BDC Fund

Shelton Real Estate Income Fund

Shelton Tactical Credit Fund

Shelton International Select Equity Fund

February 4, 2019

1.	The paragraph below “Fund Management” on page 9 is replaced in its entirety with:

Shelton Capital Management serves as the investment advisor to the Fund. William Mock has served as a portfolio manager of the Fund since March 2017.

2.	The paragraph below “Fund Management” on page 12 is replaced in its entirety with:

Shelton Capital Management serves as the investment advisor to the Fund. William Mock has served as a portfolio manager of the Fund since March 2017.

3.	The paragraph below “Fund Management” on page 15 is replaced in its entirety with:

Shelton Capital Management serves as the investment advisor to the Fund. The portfolio management team is comprised of William Mock, who has been a portfolio manager of the Fund since March 2017, and effective February 4, 2019, additionally includes Alan E. Hart, Guy J. Benstead, Jeffrey A. Rosenkranz, and David S. Falk, each of whom is a portfolio manager.

4.	The third paragraph under “Shelton Capital Management” on page 24 is replaced in its entirety with:

Mr. Hart is a portfolio manager of the Tactical Credit Fund. Mr. Hart joined Shelton Capital Management on January 25, 2019. Prior to joining Shelton Capital Management, he was Founder, Managing Partner and CIO of Cedar Ridge Partners, LLC since 2004. He has 36 years of experience investing in the credit markets, as well as structuring high yield, distressed debt, and special situations as an investment banker at Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and The First Boston Corporation. He holds an M.B.A. (Finance) from the Columbia University Graduate School of Business and received a B.S. (Business) from the California State University, Chico.

Mr. Rosenkranz is a portfolio manager of the Tactical Credit Fund. Mr. Rosenkranz joined Shelton Capital Management on January 25, 2019. He has 21 years of experience investing in the credit markets, with an emphasis in high yield, distressed debt, and special situations. Prior to joining Shelton Capital Management, he was a Partner, Co-CIO and member of the portfolio management team at Cedar Ridge Partners, LLC since 2013, and prior to that a Partner and the Director of Research for Cooperstown Capital Management from 2009 to 2013, and a Founding Principal and Co-Head of Research for Durham Asset Management from 2003 to 2009. He began his career at Ernst & Young LLP and The Delaware Bay Company. He holds an M.B.A. (Finance and Accounting) from the Stern School of Business at New York University and received a B.A. (Economics and Spanish) from Duke University. He is also Certified Public Accountant.

Mr. Falk is a portfolio manager of the Tactical Credit Fund and also of the Green California Tax-Free Income Fund. Mr. Falk joined Shelton Capital Management on January 25, 2019. He has over 36 years of fixed income experience, with an emphasis on municipal bonds and structured finance. Prior to joining Shelton Capital Management, he was a member of the portfolio management team at Cedar Ridge Partners, LLC since 2009, and prior to that served as an investment banker, research analyst and trader specializing in municipal bonds at firms including Bear, Stearns & Co. Inc. and Lazard Frères & Co. He holds a Master of Regional Planning degree from the University of North Carolina at Chapel Hill and received a B.A. (Economics and Urban Studies) from Northwestern University.

Mr. Benstead is a portfolio manager of the Tactical Credit Fund. Mr. Benstead joined Shelton Capital Management on January 25, 2019. He has over 34 years of fixed income experience in the credit and interest rate risk markets at firms including Bear, Stearns & Co. Inc. and Drexel Burnham Lambert. He holds an M.B.A. (Finance) from the Columbia University Graduate School of Business and received a B.A. (International Relations) from the University of California, Davis.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE